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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2009


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                  0-50347               45-0508261
         ---------                  ---------             ----------
(State or other jurisdiction of    (Commission           (IRS Employer
         incorporation)            File Number)         Identification No.)

         120 Evans Avenue, Morristown, Tennessee         37814
         ---------------------------------------         ------
         (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         The information included in Item 4.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 4.02       NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                -----------------------------------------------------------
                RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
                ------------------------------------------------

         On July 7, 2009, the Chief Financial Officer and Treasurer of Jefferson Bancshares, Inc. (the "Company") concluded that the previously issued financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 should no longer be relied upon because of subsequent adjustments made to such financial statements in connection with the Company's acquisition of State of Franklin Bancshares, Inc. ("State of Franklin") on October 31, 2008. On July 7, 2009, the Company's Chief Financial Officer and Treasurer determined that, as a result of errors made in connection with the consolidation of the Company's and State of Franklin's bond portfolios, the Company's financial statements included in the Form 10-Q understated the Company's interest on investment securities by $176,000, and, as a result, understated total income taxes by $67,000 and the Company's net income for the quarter ended March 31, 2009 by $109,000.

         As a result of this event, the Company will restate its financial statements for the quarter ended March 31, 2009 and will file an amended Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 with the Commission.

         The Company's Chief Financial Officer and Treasurer has discussed the matters disclosed in this report with the Audit Committee of the Company's Board of Directors as well as the Company's independent registered public accounting firm.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JEFFERSON BANCSHARES, INC.




Dated:   July 13, 2009                 By: /s/ Jane P. Hutton
                                           -------------------------------------
                                           Jane P. Hutton
                                           CHIEF FINANCIAL OFFICER AND TREASURER